Exhibit C

Registration Rights Declaration

This Registration Rights Declaration is made in connection with the private placement transaction of 9,166,666 units of the Company to investors pursuant to the terms of that certain Placement Agent Agreement (“Agent Agreement”) and is entered into on the 25th day of February, 2005, by and between LITTLE SQUAW GOLD MINING COMPANY, an Alaska corporation (the “Company”) and STRATA PARTNERS, LLC, a Washington limited liability company (the "Agent").  Capitalized terms not defined herein shall have the definitions set forth in the Agent Agreement.

1.

Registration Rights

a.

If the Company shall receive, at any time after the first anniversary of the Closing Date (as herein defined), a written request(s) (“Registration Notice”) from Investors who, in the aggregate, hold not less than sixty-seven percent (67%) of the Common Shares sold in the Offering, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) within ninety (90) calendar days after the delivery to the Company of the last Registration Notice(s) meeting the 67% (sixty-seven percent) requirement, a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Investor) under the 1933 Act (the “Registration Statement”) to be declared or allowed to become effective within two hundred ten (210) calendar days after the delivery of the last Registration Notice, at the sole expense of the Company (except as specifically provided in Section 1c hereof), in respect of the Investors, so as to permit a public offering and resale of the Common Shares and Common Shares acquirable upon exercise of the Warrants (collectively, the “Registrable Securities”) in the United States under the 1933 Act by the Investor as a selling stockholder and not as an underwriter.  The Company shall use its best efforts to cause such Registration Statement to become effective within five (5) calendar days of the SEC clearance to request acceleration of effectiveness.  The Company will notify the Investor of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days (days in which the OTCBB is open for quotation) (each, a “Trading Day”).  No Registration Notice shall be delivered prior to one year after the Closing Date.

The "Closing Date" shall be defined as the date upon which the Company accepts a subscription agreement from an investor for the purchase of the final Units available for sale in the Offering or the date upon which the Company terminates the Offering, if such termination occurs before the last Units are sold.

b.

The Company will maintain the Registration Statement or post-effective amendment(s) effective under the 1933 Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) the Investor  receives an opinion of counsel to the Company, which opinion and counsel shall be reasonably acceptable to the Investor, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities, (or all Common Shares and Warrants, in the case of Warrants not then exercised) have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the 1933 Act, and the Company has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iv) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, (v) the Company obtains the written consent of the Investor, or (vi) two (2) years from the Effective Date (the “Effectiveness Period”).

c.

All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys' fees of the Company, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by the Company.  The Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.   The Investor and its counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the SEC.  The Company shall qualify any of the Registrable Securities for sale in such states as the Investor reasonably designates.  However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process.  The Company at its expense will supply the Investor with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

d.

Prior to the effectiveness of the Registration Statement filed pursuant to Section 1(a) of this Registration Rights Declaration, the rights to cause the Company to register Registrable Securities granted to the Investor by the Company under this Registration Rights Declaration may be assigned in full by an Investor in connection with a transfer by such Investor of not less than 500,000 Common Shares or not less than 125,000 Warrants, in either case in a single transaction to a single transferee purchasing as principal, provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws; (ii) such Investor gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement.

e.

If at any time or from time to time after the Effective Date, the Company notifies the Investor in writing of the existence of a Potential Material Event (as defined in Section 1(f) below), the Investor shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the "blackout period").  If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company’s obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days.  The Company must, if lawful, give the Investor notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

f.

“Potential Material Event” means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) the Company shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days the Company is required to keep the Registration Statement effective shall be extended by the number of days for which the Corporation shall have used such right..

g.

The Investor will cooperate with the Company in all respects in connection with this  Declaration, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by the Investor, or by any other purchaser of securities of the Company having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of the Company under this Declaration.

h.

Whenever the Company is required by any of the provisions of this Declaration to effect the registration of any of the Registrable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Declaration), as expeditiously as possible, subject to the  assistance and cooperation as reasonably required of the Investor with respect to each Registration Statement:

(i)

(A)  prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investor, in accordance with Section 1.c. of this Declaration,  and reflect in such documents all such comments as the Investor (and its counsel),  reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (B) furnish to the Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the 1933 Act, and such other documents, as the Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

(ii)

register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor shall reasonably request (subject to the limitations set forth in Section 1(c) above), and do any and all other acts and things which may be necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Investor;

(iii)

cause the Registrable Securities to be quoted or listed on each service on which the Common Shares of the Company is then quoted or listed;

(iv)

notify the Investor, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of  the circumstances then existing, and the Company shall prepare and file a curative amendment as promptly as commercially reasonable;

(v)

as promptly as practicable after becoming aware of such event, notify the Investor, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; and

(vi)

provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

i.

With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Registration Rights Declaration, the Investor hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied and (ii) to notify the Company promptly upon disposition of all of the Registrable Securities.

j.

In addition to the registration rights set forth in Section 1.a., the Investors shall also have certain “piggy-back” registration rights as follows:

(i)

If at any time after the issuance of the Registrable Securities, the Company shall file with the SEC a registration statement under the 1933 Act registering any shares of equity securities, the Company shall give written notice to each Investor prior to such filing.

(ii)

Within twenty (20) calendar days after such notice from the Company, each Investor shall give written notice to the Company whether or not such Investor desires to have all of such Investor’s Registrable Securities included in the registration statement.  If any Investor fails to give such notice within such period, such Investor shall not have the right to have Investor’s Registrable Securities registered pursuant to such registration statement.  If any Investor gives such notice, then the Company shall include such Investor’s Registrable Securities in the registration statement, at Company’s sole cost and expense, subject to the remaining terms of this Section j.

(iii)

If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and such participating Investor’s Registrable Securities included in such registration statement will be reduced proportionately.  For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation.  Each participating Investor shall enter into such agreements as may be reasonably required by the underwriters and each Investor shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

(iv)

The Investors shall have an unlimited number of opportunities to have the Registrable Securities registered under this Section 1(k) provided that the Company shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 1(b) of this Agreement.

(v)

The Investor shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

Section 2.

Liquidated Damages and Specific Performance

a.

The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of Section 1 of this Registration Rights Declaration and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in such Section 1 may be specifically enforced.  In the event that the Registration Statement is not declared effective by the SEC within two hundred ten (210) calendar days from the commencement of the registration period as provided in Section 1.a. above, (a “Registration Default”), then the Company will pay Investor in cash, as liquidated damages for such failure and not as a penalty one percent (1%) of the aggregate price paid by the Investor for the Units in the Offering, and for each month thereafter until such Registration Statement, in the event of late effectiveness, has been declared effective.  Such payment of the liquidated damages shall be made to the Investors in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Registration Rights Declaration.  Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of a filed Registration Statement or the ability of an Investor to use an otherwise effective Registration Statement to effect resales of Securities during the period after forty-five (45) days and within ninety (90) days from the end of the Company’s fiscal year resulting solely from the need to update the Company’s financial statements contained or incorporated by reference in such Registration Statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

b.

If the Company does not remit the payment to the Investors as set forth above, the Company will pay the Investors reasonable costs of collection, including attorneys’ fees, in addition to the liquidated damages.  The registration of the Registrable Securities pursuant to this provision shall not affect or limit the Investors’ other rights or remedies as set forth in this Agreement.

Section 3.  Indemnification

a.

The Company will indemnify each Investor, each of its officers and directors and partners, and each person controlling such Investor within the meaning of Section 15 of the 1933 Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act, the 1934 Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Investor, each of its officers and directors, and each person controlling such Investor, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor or controlling person, and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus is filed with the Commission pursuant to Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Investor, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the 1933 Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

b.

Each Investor will, if Registrable Securities held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, other holders of the Company’s securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the 1933 Act, and each other such Investor, each of its officers and directors and each person controlling such Investor within the meaning of Section 15 of the 1933 Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances they were made, not misleading, or any violation by the Investor of the 1933 Act, the 1934 Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Investor in connection with any such registration, and such Investor will reimburse the Company, such other Investors, and the directors, officers, persons, underwriters or control persons of the Company or such other Investors for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other Investors or their officers, directors or controlling persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Investor in writing; provided, however, that the total amounts payable in indemnity by a Investor under this Section 3 shall not exceed the net proceeds received by such Investor in the registered offering out of which such claim, loss, damage or liability arises.

c.

Each party entitled to indemnification under this Section 3 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action, and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.  No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation.  No

Indemnified Party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an Indemnifying Party without the consent of such Indemnifying Party.

d.

If the indemnification provided for in this Section 3 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

e.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering of the Company’s Common Stock are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control, except that no such provisions shall affect the Company’s obligations to indemnify Investors pursuant to Section 0.

f.

The obligations of the Company and Investors under this Section 3 shall survive the completion of any offering of Registrable Securities in a registration statement under this Registration Rights Declaration and otherwise, unless such obligations are superseded by an underwriting agreement in connection with the underwritten public offering of the Company’s Common Stock